SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  December 15, 2004

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 15, 2004, First Regional Bancorp announced that 100% of its convertible subordinated debentures due 2023 had been converted into shares of First Regional common stock.  The conversion shares were issued at a conversion price of $27.50, resulting in the issuance of 545,450 new First Regional common shares.

The original principal amount of the debentures was $15,000,000.  A holder of $60,000 in principal amount had previously converted such debentures into shares of common stock in September 2004.  The holders of the remaining $14,940,000 in principal amount converted their debentures after First Regional had given such holders notice on November 16, 2004 of First Regional’s exercise of its right to redeem all outstanding debentures at a redemption price equal to 100% of the principal amount plus accrued interest.  The redemption date was to be December 16, 2004.  The debenture holders had the right to exercise their conversion option up until the redemption date at a conversion price of $27.50 per share.  Because all of the debentures were converted prior to the redemption date, no redemption or payment of any redemption price was or will be made.  Cash was paid in lieu of the issuance of any fractional common shares.

First Regional also announced that, on December 15, 2004, it raised an additional $20,000,000 of new capital pursuant to “trust preferred” transactions involving a newly formed, wholly owned, statutory business trust, First Regional Statutory Trust IV.  The transactions are substantially similar to the “trust preferred” transactions First Regional effected on December 18, 2001, September 26, 2002, and March 17, 2004.  In that regard, on December 15, 2004, First Regional issued $20,000,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures to First Regional Statutory Trust IV, which simultaneously issued Cumulative Preferred Capital Securities in private placement transactions as part of a pooled securitization involving several other financial institutions.  Holders of the trust preferred securities will be entitled to receive cumulative cash distributions, accumulating from the original date of issuance, and payable quarterly in arrears of each year at a floating annual interest rate starting at 4.45% and thereafter equal to three-month LIBOR plus 2.0%.  The indenture governing the Floating Rate Junior Subordinated Deferrable Interest Debentures, an Amended and Restated Declaration of Trust and a guarantee agreement that First Regional entered into in connection with the trust preferred securities are included as Exhibits 4.1, 4.3 and 10 hereto, respectively.  First Regional intends to invest the majority of the net proceeds in First Regional’s subsidiary, First Regional Bank, to support its continued growth.  The remaining proceeds will be used for general corporate purposes in the effort to continue to promote the future growth of First Regional.

A press release announcing these transactions is included as Exhibit 99 hereto.

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

4.1

Indenture governing First Regional Bancorp’s Floating Rate Junior Subordinated Deferrable Interest Debentures Due December 2034, dated as of December 15, 2004, between First Regional Bancorp, as issuer, and Wilmington Trust Company, as trustee

4.2	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due December 2034 (incorporated by reference to Exhibit A to the indenture included as Exhibit 4.1, above)

4.3

Amended and Restated Declaration of Trust, dated as of December 15, 2004, by and among Wilmington Trust Company, as Delaware trustee and as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

4.4

Amended and Restated Declaration of Trust, dated as of December 18, 2001, by and among State Street Bank and Trust Company of Connecticut, National Association, as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

4.5

Amended and Restated Declaration of Trust, dated as of September 26, 2002, by and among State Street Bank and Trust Company of Connecticut, National Association, as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

4.6

Amended and Restated Declaration of Trust, dated as of March 17, 2004, by and among U.S. Bank National Association, as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

10	Guarantee Agreement, dated as of December 15, 2004, by and between First Regional Bancorp, as guarantor, and Wilmington Trust Company, as guarantee trustee

99	Press Release of First Regional Bancorp, dated December 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2004

FIRST REGIONAL BANCORP

	By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary

Exhibit Index

4.1

Indenture governing First Regional Bancorp’s Floating Rate Junior Subordinated Deferrable Interest Debentures Due December 2034, dated as of December 15, 2004, between First Regional Bancorp, as issuer, and Wilmington Trust Company, as trustee

4.2	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due December 2034 (incorporated by reference to Exhibit A to the indenture included as Exhibit 4.1, above)

4.3

Amended and Restated Declaration of Trust, dated as of December 15, 2004, by and among Wilmington Trust Company, as Delaware trustee and as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

4.4

Amended and Restated Declaration of Trust, dated as of December 18, 2001, by and among State Street Bank and Trust Company of Connecticut, National Association, as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

4.5

Amended and Restated Declaration of Trust, dated as of September 26, 2002, by and among State Street Bank and Trust Company of Connecticut, National Association, as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

4.6

Amended and Restated Declaration of Trust, dated as of March 17, 2004, by and among U.S. Bank National Association, as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

10	Guarantee Agreement, dated as of December 15, 2004, by and between First Regional Bancorp, as guarantor, and Wilmington Trust Company, as guarantee trustee

99	Press Release of First Regional Bancorp, dated December 15, 2004